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TABLE OF CONTENTS 2 PAGE SECTION 03 Forward Looking Statements 04 2020 Outlook & Assumptions 05 2019/2020 Asset Recycling 06 Evolving Portfolio NOI Composition 07 NOI Contribution by Location 08 Projects Under Development and Redevelopment 09 Mezzanine Investment Program 10 General Contracting and Real Estate Services 11 Normalized FFO Components 12 Balance Sheet Targets 13 Debt Maturities 14 Core Operating Portfolio Occupancy Thames Street Wharf Baltimore, MD 15 2020 Mezzanine Investment Guidance 16 2020 Outlook & Assumptions 17 Proven Performance Since IPO

FORWARD LOOKING STATEMENTS 3 This presentation should be read in conjunction with the unaudited condensed consolidated financial statements appearing in our press release dated February 6, 2020, which has been furnished as Exhibit 99.1 to our Form 8-K filed on February 6, 2020. The Company makes statements that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)). In particular, statements pertaining to our capital resources, portfolio performance and results of operations contain forward-looking statements. Likewise, all of our statements regarding our 2020 outlook and related assumptions, projections, anticipated growth in our funds from operations, normalized funds from operations, adjusted funds from operations, funds available for distribution and net operating income are forward-looking statements. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “intends,” “plans,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods which may be incorrect or imprecise and the Company may not be able to realize them. The Company does not guarantee that the transactions and events described will happen as described (or that they will happen at all). For further discussion of risk factors and other events that could impact our future results, please refer to the section entitled “Risk Factors” in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC), and the documents subsequently filed by us from time to time with the SEC. The Company expressly disclaims any obligation or undertaking to update or revise any forward- looking statement contained herein, to reflect any change in the Company's expectations with regard thereto, or any other change in events, conditions or circumstances on which any such statement is based, except to the extent otherwise required by applicable law. The Company does not provide a reconciliation for its guidance range of Normalized FFO per diluted share to net income per diluted share, the most directly comparable forward-looking GAAP financial measure, because it is unable to provide a meaningful or accurate estimate of reconciling items and the information is not available without unreasonable effort as a result of the inherent difficulty of forecasting the timing and/or amounts of various items that would impact net income per diluted share. For the same reasons, the Company is unable to address the probable significance of the unavailable information and believes that providing a reconciliation for its guidance range of Normalized FFO per diluted share would imply a degree of precision for its forward-looking net income per diluted share that could be misleading to investors.

2020 OUTLOOK & ASSUMPTIONS 4 LOW HIGH Total NOI $117.5M $118.5M Construction Segment Gross Profit $7.3M $8.0M G&A Expenses $12.9M $13.5M Mezzanine Interest Income $21.7M $22.1M Interest Expense $35.2M $36.2M Normalized FFO Per Diluted Share $1.16 $1.20 GUIDANCE ASSUMPTIONS • Asset recycling program completed during 2Q20. • Interest expense is calculated based on Forward LIBOR Curve, which forecasts rates ending the year at 1.48%. • Opportunistic sale of approximately $80 million through the ATM program, resulting in a full-year weighted average share count of 79.7 million.

2019/2020 ASSET RECYCLING 5 CASH CAP ESTIMATED PROPERTY ANCHOR TENANT LOCATION ANNUAL CASH NOI RATE PRICE DISPOSITIONS Lightfoot Marketplace(1) Harris Teeter Williamsburg, VA 5.8% $30M -$1.7M Greentree Marketplace Various small shops Chesapeake, VA 7.5% $4M -$0.3M 7 Shopping Centers (Signed LOI) Various Various 7.8% $108M -$8.4M DISPOSITION NOI -$10.5M ACQUISITIONS The Edison Apartments Multifamily Richmond, VA 6.8% $25M $1.7M Delray Beach Plaza and Delray Beach, FL Whole Foods 6.0% $48M $2.9M West Market Street Station Akron, OH Nexton Square Mixed-Use Retail Summerville, SC 7.4% $42M $3.1M TBD - - ~6.5% ~$20M $1.3M ACQUISITION NOI $9.0M NET NOI EFFECT -$1.5M Nexton Square The Edison Lightfoot Marketplace Charleston, SC Richmond, VA Williamsburg, VA (1) Majority interest in JV development

EVOLVING PORTFOLIO GAAP NOI COMPOSITION 6 $ in millions PORTFOLIO COMPOSITION(1) 2019 2020 GUIDANCE MIDPOINT FULLY STABILIZED(2) RETAIL $50 $47 $48 ENTERTAINMENT & MIXED-USE RETAIL $9 $14 $27 MULTIFAMILY $24 $31 $37 OFFICE $23 $30 $41 TOTAL $106 $121 $153 Fully stabilized portfolio expected to bring over 40% of NOI growth 2020 Guidance Projected Property Segment 2019 Midpoint NOI Fully Stabilized (2) 21% 24% 27% 31% 39% 47% 22% 25% 24% 18% 10% 12% Retail Entertainment & Multifamily Office Mixed Use Retail (1) Numbers exclude AHH rent elimination and expenses associated with the Company’s in house asset management division (2) Fully Stabilized Portfolio assumes announced pipeline is delivered and stabilized per schedule (see page 8 for schedule)

NOI CONTRIBUTION BY LOCATION 7 5% 8% 42% 6% OTHER NORTH CAROLINA 28% TOWN CENTER OF GEORGIA TOWN CENTER OF VIRGINIA BEACH VIRGINIA BEACH 14% MARYLAND PROJECTED PORTFOLIO 2013 FULLY (24 properties) STABILIZED(2) (61 properties) 6% SOUTH CAROLINA 15% 26% 50% NORTH CAROLINA OTHER VIRGINIA(1) OTHER VIRGINIA(1) (1) Excludes properties in Town Center of Virginia Beach (2) Fully Stabilized Portfolio assumes announced pipeline is delivered and stabilized per schedule (see page 8 for schedule)

AHH LISTED NYSE

PROJECTS UNDER DEVELOPMENT AND REDEVELOPMENT

8

DEVELOPMENT PROJECTS[1]	PROPERTY TYPE	SIZE	% Leased or LOI	INITIAL OCCUPANCY[2]	STABILIZED OPERATION[2]	ESTIMATED COST[2]
Chronicle Mill[3] Belmont, NC	Multifamily	239 units / 10,000 sf	-	1Q22	1Q23	$45M
Premier Retail Virginia Beach, VA	Mixed-Use	39,000 sf	76%	3Q18	1Q21	$15M
Southern Post-Multifamily[3] Roswell, GA	Multifamily	138 units	-	3Q21	3Q22	$39M
Southern Post-Retail/Office[3] Roswell, GA	Mixed-Use	137,000 sf	6%	3Q21	TBD	$51M
Summit Place[3] Charleston, SC	Multifamily	357 beds	-	3Q20	4Q20	$56M
Ten Tryon[3] Charlotte, NC	Mixed-Use	220,000 sf	38%	2Q22	TBD	$95M
Wills Wharf Baltimore, MD	Office	325,000 sf	68%	2Q20	2Q21	$120M
TOTAL INVESTMENT						**$421M**

REDEVELOPMENT PROJECTS[1]	PROPERTY TYPE	OUT OF SERVICE	Projected ROI	% Leased or LOI	ANTICIPATED COMPLETION[2]	RESTABILIZED OPERATION[2]	ESTIMATED COST[2]
The Cosmopolitan Virginia Beach, VA	Multifamily	42 units	9%	80%[4]	4Q20	1Q21	$14M
Columbus Village I Virginia Beach, VA	Mixed-Use	28,250 sf	8%	95%	3Q20	4Q20	$9M
Apex Entertainment Building (Formerly Dick's Sporting Goods) Virginia Beach, VA	Mixed-Use	84,000 sf	7%	100%	4Q20	1Q21	$9M
TOTAL INVESTMENT							**$32M**

(1) For our ownership structure, see page 18 & 19 of the 4Q19 Supplemental package.
(2) Timing and investment amounts are estimates and subject to change as the development process demands.
(3) Majority Interest in joint venture with preferred return.
(4) Occupancy calculation excludes 42 units that are offline for redevelopment.

MEZZANINE INVESTMENT PROGRAM 9 PROJECTED PROJECTED TOTAL PROJECTED TOTAL PRINCIPAL PROJECT PRODUCT LOCATION GROSS INTEREST CONSTRUCTION PROJECTED AHH MEZZANINE INCOME (1) (2) FEES(1) INCOME (1) FINANCING (1) Investments with Purchase Option Delray Beach Plaza Retail Delray Beach, FL $10M $3M N/A $3M (Whole Foods) Nexton Square Mixed-Use Summerville, SC $13M $2M $1M $3M Short-Term Investment The Residences at Multifamily Annapolis Junction, MD $36M $20M (3) $2M $22M Annapolis Junction $5M Annapolis Junction Loan Modification Fee $5M N/A $5M Solis Apartments at Multifamily Atlanta, GA $23M $10M $2M $12M Interlock The Interlock Mixed-Use Atlanta, GA $67M $31M (3) $3M $34M Total Projected AHH Income $79M Total Projected Mezzanine Interest Expense ($17M) Total Projected Net Mezzanine Interest Income $62M (1) Timing, investment, and income amounts are estimates and subject to change as the development process demands (2) Reflects projected pay off date that may be subject to change (page 15) (3) Includes purchase option and/or exit fees

GENERAL CONTRACTING AND REAL ESTATE SERVICES 10 $ in millions 2019 2020 Guidance Midpoint Third-Party Construction and Development $4.3 $7.6 Third-Party Construction Backlog As of 12/31/19 $243 3rd Party Gross Profit⁽¹⁾ Volume $8 $300 $7 $250 Millions Millions $6 $200 $5 $4 $150 Internal Volume⁽¹⁾ 3rd Party Volume $3 $100 $2 $50 $1 $0 $0 2013 2014 2015 2016 2017 2018⁽²⁾ 2019 2020E 2013 2014 2015 2016 2017 2018 2019 2020E (1) No profit recognized on internal volume (2) Includes $3.4M sale of distribution center

NORMALIZED FFO COMPONENTS 11 2019 2020 Guidance Midpoint Property FFO(1) $80.2M $87.7M Construction Gross Profit $4.3M $7.6M Purchase Option Sale/Exit Fee $5.6M $5.0M Mezzanine Interest Income (Net of Interest Expense) $12.7M $12.5M NFFO/Share(2) $1.17 $1.18 CONTRIBUTION TO NFFO/SHARE BY COMPONENT 2019 2020 Guidance Midpoint 12%9% 11% 4% 5%8% 5% 4% 6% 7% 82% 77% 79% 78% Property FFO Construction/Build to Suit Net Profit Purchase Option Sale/Exit Fee Net Mezz Interest (1) Property NOI, less associated interest expense (2) Based on a weighted average shares of 76.8M for 2019 and 79.7M for 2020

BALANCE SHEET TARGETS 12 10.0x 8.0x 7.7x 7.8x 8.0x 7.4x 7.3x 7.5x 7.1x 7.0x 7.3x 6.8x 7.0x 6.8x 6.8x 6.6x 6.4x 6.6x 6.1x 6.1x 6.0x 4.0x 2.0x 0.0x 4Q17 1Q18⁽¹⁾ 2Q18⁽¹⁾ 3Q18⁽¹⁾ 4Q18 1Q19 2Q19 3Q19 4Q19 Debt/Annualized EBITDA Core Debt/Annualized Core EBITDA 2020 Capital Sources Timing $ At The Market Program 1Q-4Q $80M TARGET 8X DEBT/EBITDA AND 6X CORE DEBT/CORE EBITDA (1) 2018 leverage elevated due to construction of build-to-suit distribution center (sold in Dec 2018)

DEBT MATURITIES 13 $ in millions $400 $300 $200 Premier Apartments Virginia Beach, VA $100 CONSTRUCTION $0 SECURED 2020 2021 2022 2023 2024 2025 and thereafter UNSECURED Weighted Average Maturity ~5.8 Years

CORE OPERATING PORTFOLIO OCCUPANCY(1) 14 100% 90% Greenside Charlotte, NC 80% 70% 2013 2014 2015 2017 2016 2018 2019 2020E 60% 50% (1) 2013 through 2019 occupancy as of year end and 2020 expected 12/31

2020 MEZZANINE INVESTMENT GUIDANCE 15 TOTAL 2020 PROJECTED PROJECT INTEREST RATE PROJECTED PAYOFF MIDPOINT AHH INCOME Investments with Purchase Option Delray Plaza (Whole Foods) 15% 2Q 2020 $0.5M Nexton Square 10% 2Q 2020 $0.4M Short-Term Investments (1) Annapolis Junction 10% 3Q 2020 $5.2M Solis Interlock 13% 4Q 2021 $3.3M (1) The Interlock 15% 4Q 2021 $12.5M Total Projected Gross Mezzanine Interest Income $21.9M Total Projected Mezzanine Interest Expense -$4.2M Total Projected Net Mezzanine Interest Income $17.7M (1) Includes amortization of exit fees

2020 OUTLOOK & ASSUMPTIONS 16 LOW HIGH Total NOI $117.5M $118.5M Construction Segment Gross Profit $7.3M $8.0M G&A Expenses $12.9M $13.5M Mezzanine Interest Income $21.7M $22.1M Interest Expense $35.2M $36.2M Normalized FFO Per Diluted Share $1.16 $1.20 GUIDANCE ASSUMPTIONS • Asset recycling program completed during 2Q20. • Interest expense is calculated based on Forward LIBOR Curve, which forecasts rates ending the year at 1.48%. • Opportunistic sale of approximately $80 million through the ATM program, resulting in a full-year weighted average share count of 79.7 million.

PROVEN PERFORMANCE SINCE IPO 17 NAV per Share Normalized FFO Common Stock Equity Market Cap Consensus(1) per Share Dividends Per Share 59% Growth 43% Growth 31% Growth $18.28 $0.84 $1.17 $1.5B $0.82 $0.64 $11.50 $0.3B 2013 2019 2014 2019 2013 2019 2Q13 Current IPO IPO (1) Source: Average of most recent sell-side research analysts estimates